Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.9845%



        Excess Protection Level
          3 Month Average   4.25%
          December, 2000   0.20%
          November, 2000   6.36%
          October, 2000   6.19%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                    9.45%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $ 57,190,978,436.47


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,990,287,874.98